                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 11, 1997


                             BOYD GAMING CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

               1-12168                                     88-0242733
               -------                                     ----------
      (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)

                           2950 South Industrial Road
                             Las Vegas, Nevada 89109
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (702) 792-7200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On July 11, 1997, Boyd Gaming Corporation (the "Company") entered into a definitive Purchase Agreement (the "Agreement") by and among the Company, Boyd Kenner, Inc., Boyd Louisiana, L.L.C., Treasure Chest Casino, L.L.C., and certain members of Treasure Chest Casino, L.L.C., to acquire the 85% equity interests in Treasure Chest Casino L.L.C. that the Company does not currently own (the "Remaining Equity Interests"). Treasure Chest Casino L.L.C. owns the Treasure Chest Casino (the "Casino"), which the Company has been managing since the opening of the Casino in September 1994.

         Pursuant to the terms of the Agreement, the Company will acquire the Remaining Equity Interests in Treasure Chest Casino L.L.C. for approximately $115 million (subject to adjustment), including the assumption of debt. Closing of the transaction is conditioned upon, among other things, approval by the Louisiana Gaming Control Board. The Company plans to fund the acquisition and the repayment of Treasure Chest's debt with borrowings under its $500 million reducing revolving credit facility.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  2.1 Purchase Agreement, dated as of July 11, 1997, by and among Boyd Gaming Corporation, Boyd Kenner, Inc., Boyd Louisiana, L.L.C., Treasure Chest Casino, L.L.C., and certain members of Treasure Chest Casino, L.L.C.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BOYD GAMING CORPORATION


Date:  August 6, 1997                       /s/ KEITH E. SMITH
                                            ------------------------------------
                                            Keith E. Smith
                                            Senior Vice President and Controller
                                            (Chief Accounting Officer)

                                Index to Exhibits


      Exhibit                              Description
      -------                              -----------
        2.1          Purchase Agreement, dated as of July 11, 1997, by and among Boyd Gaming Corporation, Boyd
                     Kenner, Inc., Boyd Louisiana, L.L.C., Treasure Chest Casino, L.L.C., and certain members of
                     Treasure Chest Casino, L.L.C.